UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                      000-106839              88-0492134
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

          114 West Magnolia Street, Suite 400-142
                      Bellingham, WA                               98225
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         (Address of principal executive offices)               (Zip Code)

                                  360-392-3902
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On July 19, 2005, Essential Innovations Technology Corp., through its subsidiary Essential Innovations Corporation, entered into a sole exclusive rights and distribution agreement with Global Business Exchange, a Canadian corporation ("GBX"), under which Essential grants to GBX the exclusive rights to market, distribute and sell Essential's EI Elemental Heat Energy Systems in Mexico. GBX has the right under the agreement to appoint subdistributors in the area covered by the agreement.

         The agreement is for an initial one-year term and will then be automatically extended for an additional three-year period, provided that GBX has complied with all of the provisions of the agreement, including meeting a purchase quota of 200 geothermal heating systems in the first year. The purchase quota increases by 25% each year, rising to 390 geothermal heating systems in the fourth year.

         During the term of the agreement, Essential may not sell or grant any other entity or individual the right to sell Essential's geothermal heating systems in the area covered by the agreement.

         The agreement also gives GBX a first right of refusal in the event Essential determines to grant an exclusive distribution and sales agreement for Central America.

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                       ITEM 7.01 REGULATION FD DISCLOSURE
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         On July 21, 2005, Essential Innovations Technology Corp. issued a public release, a copy of which is attached as Exhibit 99.01 and incorporated herein.

         The information included in Item 7.01 of this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                      ------------------------------------

         Certain statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, statements that do not describe historical facts and statements that include the words "believes," "anticipates," "expects," "plans," "intends," "designs" or similar language, as well as statements regarding consumer or marketplace acceptance of Essential Innovations' new or existing products; comments concerning marketing and consumer acceptance of proprietary products; the potential benefits of Essential Innovations' products; initiatives undertaken by the Essential Innovations' divisions; Essential Innovations' research, manufacturing and facilities expansion programs; and Essential Innovations' growth.

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

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                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         The following are filed as exhibits to this report:

    Exhibit
    Number                   Title of Document                        Location
---------------  --------------------------------------------------  -----------

   Item 10       Material Contracts
---------------  --------------------------------------------------  -----------
    10.25        Sole Exclusive Rights and Distribution Agreement    This filing
                 between Essential Innovations Corporation and
                 Global Business Exchange

   Item 99       Other Exhibits
---------------  --------------------------------------------------  -----------
    99.01        Public Release dated July 21, 2005                  This filing
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*    All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
                                          Registrant


Dated:  July 21, 2005                     By  /s/ Jason McDiarmid
                                            ------------------------------------
                                            Jason McDiarmid, President

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